UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

________________________
FORM 8-K/A
Amendment No. 1 to Form 8-K
_______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (date of earliest event reported) – February 16, 2017

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COOPER-STANDARD HOLDINGS INC.
(Exact name of registrant as specified in its charter)
 _______________________

Delaware	000-54305	20-1945088
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

39550 Orchard Hill Place Drive, Novi, Michigan	48375
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code (248) 596-5900
_______________________
Check the appropriate box below in the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Explanatory Note
This Amendment No. 1 (the “Amendment”) to the Current Report on Form 8-K filed on February 17, 2017 (the “Original Form 8-K”) by Cooper-Standard Holdings Inc. (the “Company”) is being filed solely for the purpose of replacing the press release attached as Exhibit 99.1 to the Original Form 8-K, to correct inadvertent errors. The Amendment restates the Original Form 8-K in its entirety.
Item 2.02 Results of Operations and Financial Condition.
On February 16, 2017, Cooper-Standard Holdings Inc. (the “Company”) issued a press release regarding its results of operations and financial condition for the fourth quarter and full year ended December 31, 2016, and will host a conference call to discuss those results on February 17, 2017 at 9 a.m. ET. A copy of the press release is attached hereto as Exhibit 99.1.
The press release and webcast presentation will be available on the Company's website at www.ir.cooperstandard.com, and a replay of the webcast will be available for 180 days.
The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01    Financial Statements and Exhibits
(d) Exhibits.
The following exhibit is furnished herewith:

99.1	Press release dated February 16, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cooper-Standard Holdings Inc.
(Registrant)

By:	/s/ Aleksandra A. Miziolek
Name:	Aleksandra A. Miziolek
Title:	Senior Vice President, General Counsel and Secretary
Date: February 17, 2017

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press release dated February 16, 2017.